SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K


                         CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 25, 1994



                  JEFFERSON SMURFIT CORPORATION
     (Exact name of registrant as specified in its charter)



     Delaware              0-11951                     36-2931273
 (State or other          (Commission            (I.R.S. Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


                    Jefferson Smurfit Centre
                      8182 Maryland Avenue
                   St. Louis, Missouri  63105
      (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:
                         (314) 746-1100



                         Not Applicable
  (Former name or former address, if changed since last report)

Item 5.  Other Events

       On April 25, 1994, Jefferson Smurfit Corporation issued the press release, attached hereto as Exhibit 99.1, announcing preliminary financial results for the first quarter of 1994.



Item 7.  Financial Statements and Exhibits

       Exhibits

       99.1  Press release issued April 25, 1994.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on April
25, 1994.


                                   JEFFERSON SMURFIT CORPORATION



                                   By:  /s/ John R. Funke
                                        John R. Funke
                                        Vice President and
                                        Chief Financial Officer